Supplement dated April 28, 2008

to the current Prospectuses of

ING Investors Trust (to only ING American Funds

Portfolios, ING Lifestyle Portfolios, ING Disciplined Small Cap Value

Portfolio, ING Focus 5 Portfolio, ING Franklin Templeton Founding

Strategy Portfolio, ING Global Real Estate Portfolio, ING Goldman

Sachs Commodities Portfolio, ING Multi-Manager International Small

Cap Portfolio and ING VP Index Plus International Equity Portfolio),

(“Registrant”)

The Prospectuses for the Registrant are hereby supplemented with the following information relating to “Information Regarding Trading of ING’s U.S. Mutual Funds.”

Information Regarding Trading of ING’s U.S. Mutual Funds

As discussed in earlier supplements, ING Investments, LLC (“Investments”), the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, Investments reported that management of U.S. affiliates of ING Groep N.V., including Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

Investments has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

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ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

Other Regulatory Matters.

The New York Attorney General (the “NYAG”) and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request.

Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING

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continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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ING INVESTORS TRUST

Prospectus
April 28, 2008	International/Global Fund
Service Class	ING Global Real Estate Portfolio

THE PORTFOLIO MAY NOT BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL PLANS

This Prospectus contains important information about investing in the Service Class shares of ING Global Real Estate Portfolio. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit; is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency; and is affected by market fluctuations. There is no guarantee that the Portfolio will achieve its investment objective.

As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in the Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

You should read this Prospectus in conjunction with the prospectus for the separate account before investing. Both prospectuses should be read carefully and retained for future reference.

Introduction

ING Investors Trust

ING Investors Trust (“Trust”) is an open-end management investment company. The Trust consists of a group of mutual fund portfolios (“Portfolio” ). Only ING Global Real Estate Portfolio is offered in this prospectus (“Prospectus”).

Adviser

ING Investments, LLC (“ING Investments” or “Adviser”) serves as the investment adviser to the Portfolio. The Portfolio has a sub-adviser referred to herein as “Sub-Adviser.” ING Investments is an indirect, wholly-owned subsidiary of ING Groep, N.V. (“ING Groep”) (NYSE: ING), one of the largest financial services organizations in the world with approximately 120,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance, and asset management services to both individual and institutional investors.

Portfolio and Sub-Adviser

ING Global Real Estate Portfolio - ING Investment Management Inc.

Classes of Shares

The Portfolio’s shares are classified into Adviser Class (“ADV Class”), Institutional Class (“Class I”), Service Class (“Class S”), and Service 2 Class shares. The four classes of shares of the Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of the Portfolio have a common investment objective and investment portfolio. Only the Class S shares are offered in this Prospectus. Class S shares are not subject to any sales load or Rule 12b-1 distribution fees.

Investing Through Your Variable Contract or Qualified Plan

Shares of the Portfolio may be offered to separate asset accounts (“Separate Accounts”) of insurance companies as an investment option under variable annuity contracts and variable life insurance policies (“Variable Contracts”). Shares may also be offered to qualified pension and retirement plans (“Qualified Plans”) outside the Variable Contracts and to certain investment advisers and their affiliates in connection with the creation or management of the Portfolios. Class S shares also may be made available to certain other investment companies, including series of the Trust under fund-of-funds arrangements.

Participating insurance companies and other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

Why Reading this Prospectus is Important

This Prospectus explains the investment objective, principal investment strategies, and risks of the Portfolio. Reading the Prospectus will help you to decide whether the Portfolio is the right investment for you. You should keep this Prospectus for future reference.

Description of the Portfolio

ING GLOBAL REAL ESTATE PORTFOLIO

Sub-Adviser

ING Clarion Real Estate Securities L.P. (“ING CRES”)

Investment Objective

High total return consisting of capital appreciation and current income. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Under normal market conditions, the Portfolio will invest at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities of companies that are principally engaged in the real estate industry. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

In selecting investments for the Portfolio, the Sub-Adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. This portion of the Portfolio will have investments located in a number of different countries located throughout the world, including the United States. As a general matter, the Portfolio expects these investments to be in common stocks of large-, mid- and small-sized companies, including real estate investment trusts (“REITs’’). The Portfolio may invest in companies located in countries with emerging securities markets.

The Sub-Adviser uses a multi-step investment process for constructing the Portfolio’s investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection.

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First, the Sub-Adviser selects sectors and geographic regions in which to invest and determines the degree of representation of such sectors and regions through a systematic evaluation of public and private property market trends and conditions.

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Second, the Sub-Adviser uses an in-house valuation process to identify investments it believes have superior current income and growth potential relative to their peers. This in-house valuation process examines several factors including: (i) value and property; (ii) capital structure; and (iii) management and strategy.

The Portfolio may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended and the rules and regulations thereunder. The Portfolio may also invest in convertible securities, initial public offerings and Rule 144A securities.

The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earning of an issuer.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio also may lend portfolio securities on a short-term or long-term basis, up to 331/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk	Market Trends Risk
Diversification Risk	Mid-Capitalization Company Risk
Emerging Markets Risk	Other Investment Companies Risk
Equity Securities Risk	Price Volatility Risk
Foreign Investment Risk	Real Estate Investment Trusts Risk
Inability to Sell Securities Risk	Restricted and Illiquid Securities Risk
Industry Concentration Risk	Securities Lending Risk
Market Capitalization Risk	Small-Capitalization Company Risk

Description of the Portfolio (continued)

Please see ”Summary of Principal Risks“ following the ”Description of the Portfolio“ section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the Portfolio’s performance for the first full calendar year of operations, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

In addition, performance of a similarly managed fund is presented in the section of this Prospectus entitled “Performance of a Similarly Managed Mutual Fund.”

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares performance for the first full calendar year of operations.

Year-by-Year Total Returns(1)

(For the period ended December 31 of each year)

1998 1999 2000 2001 2002 2003 2004 2005 2006 2007

Best and Worst Quarterly Returns during this Period:

Best:     3rd Quarter 2007:     5.66%

Worst:     4th Quarter 2007:   (10.66)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class S shares’ performance to that of a broad measure of market performance – the Standard & Poor’s/Citigroup World Property (“S&P/Citigroup World Property”) Index. The S&P/Citigroup World Property Index is an unmanaged market-weighted total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities. It includes the reinvestment of dividends net of witholding taxes, but does not reflect fees, brokerage commissions, or other expenses of investing. It is not possible to invest directly in the index.

Description of the Portfolio (continued)

Average Annual Total Returns(1)

(For the periods ended December 31, 2007)

	1 Year	5 Years		10 Years
		(or Life of Class)
Class S Return	(7.29)	12.98	%(1)	N/A
S&P/Citigroup World Property Index	(7.23)%	14.05	%(2)	N/A

(1)	Class S shares commenced operations on January 3, 2006.

(2)	The index return is for the period beginning January 1, 2006.

More on the Sub-Adviser

ING CRES is the Sub-Adviser to ING Global Real Estate Portfolio. Founded in 1969, ING CRES, a Delaware limited partnership, is registered with the SEC as an investment adviser. ING CRES is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of the Adviser. The principal address of ING CRES is 201 King of Prussia Road, Suite 600, Radnor, PA 19087. ING CRES is in the business of providing investment advice to institutional and individual client accounts that, as of December 31, 2007, were valued at approximately $18 billion.

The following individuals jointly share responsibility for the day-to-day management of the Portfolio:

Name	Position and Recent Business Experience

T. Ritson Ferguson, CFA	Mr. Ferguson, Chief Investment Officer (“CIO”), has 22 years of real estate investment experience and has managed the Portfolio since January 2006. Mr. Ferguson has served as Co-CIO and more recently CIO of ING CRES since 1991.

Steven D. Burton, CFA	Mr. Burton, Managing Director, is a portfolio manager and is a member of ING CRES’
Investment Committee. Mr. Burton is also responsible for evaluating the investment potential of public real estate companies outside of the US. Mr. Burton joined ING
CRES in 1995 and has managed the Portfolio since January 2006.

Joseph P. Smith, CFA	Joseph P. Smith, Managing Director, is a portfolio manager and member of the
Investment Policy Committee. Mr. Smith has managed the Fund since February 2007.
Mr. Smith is responsible for evaluating the investment potential of public real estate companies within the United States. Mr. Smith joined ING CRES in 1997 and has 14 years of real estate investment management experience.

The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Portfolio.

Portfolio Fees and Expenses

The table that follows shows the estimated operating expenses to be paid each year by the Class S shares of the Portfolio. These estimated expenses are based on the expenses paid by the Portfolio in the year 2007. Actual expenses paid by the Portfolio may vary from year to year.

Your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company or plan provider. The Trust and the Portfolio are not parties to your Variable Contract or Qualified Plan, but the Portfolio is merely an investment option made available to you by your insurance company or plan provider under your Variable Contract or Qualified Plan. The fees and expenses of the Portfolio are not fixed or specified under the terms of your Variable Contract or Qualified Plan. The table does not reflect fees or expenses that are, or may be, imposed under your Variable Contract or Qualified Plan. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement. If you hold shares of the Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for information regarding additional expenses that may be assessed in connection with your plan.

Shareholder Transaction Expenses (fees you pay directly from your investment). Not Applicable.

Class S Shares

Annual Portfolio Operating Expenses(1)

(as a percentage of average daily net assets)

Portfolio	Management Fee	Shareholder Services Fee	Other Expenses(2)	Acquired Fund Fees and Expenses(3)		Total Operating Expenses	Waivers, Reimbursements, and Recoupments(4)	Net Operating Expenses
ING Global Real Estate(4)	0.80%	0.25%	0.17%	0.00	%(5)	1.22%	(0.07)%	1.15%

(1)	This table shows the estimated operating expenses for Class S shares of the Portfolio as a ratio of expenses to average daily net assets. These expenses are based on the Portfolio’s actual operating expenses for Class S shares for its most recently completed fiscal year as adjusted for contractual changes, if any, and fee waivers to which ING Investments as Adviser to the Portfolio, has agreed for the Portfolio for the current fiscal year.

(2)	Pursuant to its administration agreement with the Trust, ING Funds Services, LLC receives an annual administration fee equal to 0.10% of average daily net assets for ING Global Real Estate Portfolio, which is reflected in Other Expenses.

(3)	The Acquired Fund Fees and Expenses are not fees or expenses incurred by the Portfolio directly. These fees and expenses include the Portfolio’s pro rata share of the cumulative expenses charged by the Acquired Funds in which the Portfolio invests. The fees and expenses will vary based on the Portfolio’s allocation of assets to, and the annualized net expenses of, the particular Acquired Funds. The impact of these fees and expenses is shown in Net Operating Expenses.

(4)	ING Investments has entered into a written expense agreement with the Portfolio, under which it will limit expenses of the Portfolio, excluding interest, taxes, brokerage, extraordinary expenses and Acquired Fund Fees and Expenses, if applicable, subject to possible recoupment by ING Investments within three years. The amount of the Portfolio expenses waived, reimbursed or recouped during the last fiscal year, is shown under the heading Waivers, Reimbursements and Recoupments. The expense limitation agreement will continue through at least May 1, 2009. The expense limitation agreement is contractual and shall renew automatically for one year terms unless ING Investments provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current terms or upon termination of the Management Agreement. In addition, the expense limitation agreement may be terminated by the Trust upon at least 90 days’ written notice to the Portfolio’s Adviser, ING Investments. For more information regarding the expense limitation agreement, please see the Statement of Additional Information.

(5)	Amount represents less than 0.01% and is included in Other Expenses

Portfolio Fees and Expenses (continued)

Example. The Example is intended to help you compare the cost of investing in Class S shares of the Portfolio with the cost of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. If such expenses were reflected, the expenses and charges indicated would be higher. Although your actual cost may be higher or lower, the Example shows what your costs would be based on these assumptions. Keep in mind that this is an estimate. Actual expenses and performance may vary. The Example assumes that you invest $10,000 in the Class S shares of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Class S shares’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio(1)	1 Year	3 Years	5 Years	10 Years
ING Global Real Estate	$117	$380	$664	$1,471

(1)	The Example numbers reflect the expense limitation agreement/waiver for the one-year period and the first year of the three-, five-, and ten-year periods.

Summary of Principal Risks

The value of your investment in the Portfolio changes with the values of the Portfolio’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Portfolio’s investment portfolio as a whole are called “principal risks.” The principal risks of the Portfolio are identified in the “Description of the Portfolio” section and are described below. The Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by the Portfolio can change over time.

Convertible Securities Risk. The value of convertible securities may fall when interest rates rise and increase when interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Diversification Risk. The Portfolio is classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (“1940 Act”), which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Portfolio. The investment of a large percentage of the Portfolio’s assets in the securities of a small number of issuers causes greater exposure to each of those issuers than for a more diversified fund, and may cause the Portfolio’s share price to fluctuate more than that of a diversified investment company.

Emerging Markets Risk. Emerging market countries are generally defined as countries in the initial stage of their industrialization cycles with low per capita income. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

Equity Securities Risk. Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by the Portfolio could decline if the financial condition of the companies decline or if overall market economic conditions deteriorate. Even investment in high quality or “blue chip” equity securities or securities of established companies with large market capitalization (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

Foreign Investment Risk. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social, and economic conditions; possible security illiquidity: a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositaries than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic

Summary of Principal Risks (continued)

transactions. American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

Inability to Sell Securities Risk. Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in countries with an emerging securities market. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Industry Concentration Risk. When the Portfolio invests primarily in securities of companies in a particular market industry, the Portfolio may be subject to greater risks and market fluctuations than other Portfolios that are more diversified by market industry.

Market Capitalization Risk. Stocks fall into three broad market capitalization categories — large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. For example, if valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of small- or medium-capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than the Portfolio that invests in larger, fully-valued companies. Investing in small- and medium-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small- and medium-capitalization companies may decline significantly in market downturns. In addition, the market capitalization of a small or mid-sized company may change due to appreciation in the stock price, so that it may no longer have the attributes of the capitalization category that was considered at the time of purchase.

Market Trends Risk. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time, the stock market may not favor growth-oriented securities. Rather, the market could favor value-oriented securities or may not favor equity securities at all. Accordingly, the performance of the Portfolio may at times be better or worse than the performance of funds that focus on other types of stocks, or that have a broader investment style.

Mid-Capitalization Company Risk. Investment in securities of mid-capitalization companies entails greater risks than investments in larger, more established companies. Mid-capitalization companies tend to have more narrow product lines, more limited financial resources, a more limited trading market for their stocks, and may be dependent on a few key managers, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change. Securities of mid-capitalization companies tend to be more volatile and less liquid than stocks of larger companies.

Other Investment Companies Risk. The Portfolio may invest in other investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder. These may include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor’s Depositary Receipts (“SPDRs”), PowerShares QQQTM (“QQQQ”), Dow Jones Industrial Average Tracking Stocks (“Diamonds”) and iShares exchange-traded funds (“iShares”). The main risk of investing in other investment companies (including ETFs and HOLDRs) is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio. Additional risks of investments in ETFs include: (i) an active trading market for an ETF’s shares may not develop or be maintained or (ii) trading may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

Summary of Principal Risks (continued)

Price Volatility Risk. The value of the Portfolio changes as the prices of its investments go up or down. Equity and debt securities face market, issuer, and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

Real Estate Investment Trusts (“REITs”) Risk. Investing in REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate including terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). Some REITs may invest in a limited number of properties, in a narrow geographic area or in a single property type, which increases the risk that the Portfolio could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

Restricted and Illiquid Securities Risk. If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets. This may also include Rule 144A securities which are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Securities Lending Risk. The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Portfolio may lose money and there may be a delay in recovering the loaned securities. the Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Portfolio. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio. When the Portfolio lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Portfolio could incur losses in connection with the investment of such cash collateral.

Small-Capitalization Company Risk. Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, the Portfolio may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile and less liquid than stocks of larger companies.

More Information

Percentage and Rating Limitations

Unless otherwise stated, the percentage limitations, ratings limitations on debt securities, or capitalization criteria on equity securities that are in this Prospectus apply at the time of purchase.

Fundamental Investment Policies

The investment objective of the Portfolio is non-fundamental. Investment policies are fundamental if so designated in this Prospectus or in the Statement of Additional Information (“SAI”). This means they may not be modified or changed without a vote of the shareholders.

Non-Fundamental Investment Policies

The Portfolio has adopted non-fundamental investment policies to invest the assets of the Portfolio in securities that are consistent with the Portfolio’s name. For more information about these policies, please consult the SAI.

Additional Information about the Portfolio

The SAI is made a part of this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling the Trust at 1-800-366-0066, or downloading it from the SEC’s website at http://www.sec.gov.

Other ING Funds may also be offered to the public that have similar names, investment objectives and principal investment strategies as those of the Portfolio offered by this Prospectus. You should be aware that the Portfolio is likely to differ from these other ING Funds in size and cash flow pattern. Accordingly, the performance of the Portfolio can be expected to vary from those of the other ING Funds.

Temporary Defensive Positions

The Sub-Adviser may depart from the Portfolio’s principal investment strategies by temporarily investing for defensive purposes when the Sub-Adviser believes that adverse market, economic, political or other conditions may affect the Portfolio. Instead, the Portfolio may invest in securities believed to present less risk, such as cash, cash equivalent, money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities or others. While the Portfolio invests defensively, it may not be able to pursue its investment objective. The Portfolio’s defensive investment position may not be effective in protecting its value. The types of defensive positions in which the Portfolio may engage are identified and discussed, together with their risks, in the SAI. It is impossible to predict accurately how long such alternative strategies may be utilized. During these times, the Portfolio may not achieve its investment goals.

Administrative Services

The Trust pays a management fee to ING Investments for its services. Out of this management fee, ING Investments in turn pays the sub-Adviser its respective Sub-advisory fee.

The Trust has entered into an Administration Agreement with ING Funds Services on behalf of the Portfolio. The administrative services performed by ING Funds Services include acting as a liaison among the various service providers to the Portfolio, including the custodian, portfolio accounting agent, Sub-Adviser, and the insurance company or companies to which the Portfolio offers its shares. ING Funds Services also reviews the Portfolio for compliance with applicable legal requirements and monitors the Sub-Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolio.

Portfolio Distribution

ING Funds Distributor, LLC (“ING Funds Distributor” or “Distributor”) is the principal underwriter and distributor of the Portfolio. It is a Delaware limited liability corporation with its principal offices at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

On December 29, 2006, an internal reorganization was undertaken in which the distribution functions for the ING Funds were transferred from Directed Services, Inc. (“DSI”), the predecessor to DSL, to ING Funds Distributor. As a result of this transfer, ING Funds Distributor assumed all contractual obligations and became the sole distributor for the Portfolio.

More Information (continued)

ING Funds Distributor is a member of the Financial Industry Regulatory Authority (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

Service Fees

The Trust has entered into a Shareholder Services Plan (“Plan”) for the Class S shares of the Portfolio. The Agreement allows ING Funds Distributor, the Distributor, to use payments under the Agreement for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S shares of the Portfolio. Services that may be provided under the Agreement include, among other things, providing information about the Portfolios. Under the Agreement, the Portfolio makes payments to ING Funds Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class S shares.

How ING Compensates Entities Offering Its Portfolios as Investment Options in Their Investment Products

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. In addition to paying fees under the Portfolio’s Plan, the Portfolio’s Adviser or Distributor (collectively “ING”), out of its own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolio by those companies. The Portfolio’s Adviser and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolio. These payments may also provide incentive for insurance companies to make the Portfolio available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolio.

The distributing broker-dealer for the Portfolio is ING Funds Distributor. ING Funds Distributor has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolio by Variable Contract holders through the relevant insurance company’s Variable Contracts. As of the date of this Prospectus, the Adviser has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.

The Adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Company of New York; Security Life of Denver; ING USA Annuity and Life Insurance Company and ING Life Insurance Company of America. ING uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in the Portfolio. Additionally, because the Portfolio is sub-advised by an ING entity, ING may retain more revenue than on a portfolio it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in the Portfolio meets certain target levels or increases over time.

The insurance companies through which investors hold shares of the Portfolio may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to Variable Contract owners. Neither the Portfolio, nor the Adviser or the Distributor are a party to these arrangements. Investors should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

Interests of the Holders of Variable Contracts and Qualified Plans

The Portfolio is available to serve as an investment option offered through Variable Contracts and Qualified Plans. The Portfolio also may be made available to certain investment advisers and their affiliates in connection with the creation or management of the Portfolio, certain other investment companies and other investors as permitted by the diversification and other requirements under Section 817(h) of the Internal Revenue Code of 1986, as amended and the underlying U.S. Treasury Regulations. The Portfolio currently does not foresee any disadvantages to investors if the Portfolio serves as an investment option for Variable Contracts and offers its shares directly to Qualified Plans

More Information (continued)

and other permitted investors. However, it is possible that the interest of owners of Variable Contracts, Qualified Plans and other permitted investors, for which the Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board of Trustees (“Board”) directed DSL to monitor events to identify any material conflicts between Variable Contract owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolio may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolio to redeem those investments if the Qualified Plan loses (or in the opinion of the Advisers, is at risk of losing) its Qualified Plan status.

Pricing of Portfolio Shares

Investments will be processed at the net asset value (“NAV”) next calculated after an order is received and accepted by the Portfolio or its designated agent. In order to receive a day’s price, your order must be received by the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolio reserves the right to suspend the offering of shares, or to reject any specific purchase order. The Portfolio may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

Purchase and Redemption of Shares

Purchases and redemptions of shares may be made only by separate accounts of insurance companies for the purpose of funding Variable Contracts, Qualified Plans, other investment companies or other permitted investors. The Portfolio may not be available as an investment option in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Trust’s behalf.

The Portfolio’s shares may be purchased by other investment companies, including through funds-of-funds arrangements with ING affiliated funds. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund-of-funds. From time to time, the Portfolio may experience large investments or redemptions due to allocations or rebalancings by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The Adviser and Sub-Adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Portfolio as a result of these transactions. So long as the Portfolio accepts investments by other investment companies it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Frequent Trading – Market Timing

The Portfolio is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of the Portfolio. Shares of the Portfolio are primarily sold through omnibus account arrangements with financial intermediaries, as an investment option for the Variable Contracts issued by insurance companies, and as an investment option for Qualified Plans. Omnibus accounts generally do not identify customers’ trading activity on an individual basis. The Portfolio’s administrator has agreements which require such intermediaries to provide detailed account information including trading history, upon request of the Portfolio.

The Portfolio relies on the financial intermediaries to monitor frequent, short-term trading within the Portfolio by their customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, or in the case of a Qualified Plan, the plan documentation for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, the Portfolio may make a determination that certain trading activity would be harmful to the Portfolio and its shareholders,

More Information (continued)

even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, a shareholder investing directly or indirectly in the Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary. The Portfolio seeks assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio’s ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolio’s performance.

A Portfolio that invests in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time the Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolio based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in a portfolio which does not invest in foreign securities. For example, if trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarily, a portfolio that holds thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolio has adopted fair valuation policies and procedures intended to reduce the Portfolio’s exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that the Portfolio’s NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolio will occur. Moreover, decisions about allowing trades in the Portfolio may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of the Portfolio’s shareholders.

Portfolio Holdings Disclosure Policy

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The Portfolio posts its portfolio holdings schedule on its website on a calendar-quarter basis and makes it available on the first day of the second month in the next quarter. The portfolio holdings schedule is as of the last day of the month preceding the quarter-end (e.g., the Portfolio will post the quarter ending June 30 holdings on August 1). The Portfolio’s portfolio holdings schedule will, at a minimum, remain available on the Portfolio’s website until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolio’s website is located at www.ingfunds.com.

Reports to Shareholders

The fiscal year of the Portfolio ends on December 31. The Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the independent registered public accounting firm will be sent to shareholders each year.

Net Asset Value

The NAV per share for each class of the Portfolio is determined each business day as of Market Close on the NYSE. The Portfolio is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of the Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Portfolio will generally be valued at the latest NAV reported by those companies. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolio’s NAV is not calculated. As a result, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem the Portfolio’s shares.

When market quotations are not available or are deemed unreliable, the Portfolio will use a fair value for the security that is determined in accordance with procedures adopted by the Portfolio’s Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

•

Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

•	Securities of an issuer that has entered into a restructuring;

•	Securities whose trading has been halted or suspended;

•	Fixed-income securities that have gone into default and for which there are no current market value quotations; and

•	Securities that are restricted as to transfer or resale.

The Portfolio or the Adviser may rely on the recommendations of a fair value pricing service approved by the Portfolio’s Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Portfolio’s Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

When an insurance company or Qualified Plan is buying shares of the Portfolio, it will pay the NAV that is next calculated after the order from the insurance company’s Variable Contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company’s Variable Contract holder or Qualified Plan participant is received in proper form.

Management of the Portfolio

Adviser

ING Investments, an Arizona limited liability company, serves as the adviser to the Portfolio. ING Investments has overall responsibility for the management of the Portfolio. ING Investments provides or oversees all investment advisory and portfolio management services for the Portfolio. ING Investments is registered with the SEC as an investment adviser.

ING Investments is an indirect, wholly-owned subsidiary of ING Groep. ING Groep is one of the largest financial services organizations in the world with approximately 120,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.

ING Investments began investment management in April, 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles. ING Investments’ principal offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. As of December 31, 2007, ING Investments had approximately $ 54 billion in registered investment company assets.

ING Investments has engaged a sub-adviser to provide day-to-day management of the Portfolio’s portfolio. The sub-adviser is an affiliate of ING Investments.

ING Investments, subject to the supervision of the Board, acts as a “manager-of-managers” for the Portfolio. ING Investments delegates to the sub-adviser the responsibility for investment management, subject to ING Investment’s oversight. ING Investments is responsible for monitoring the investment program and performance of the sub-adviser. From time to time, ING Investments may also recommend the appointment of additional or replacement of non-affiliated sub-advisers to the Portfolio’s Board. It is not expected that ING Investments would normally recommend replacement of affiliated sub-advisers as part of their oversight responsibilities. The Portfolio and ING Investments have received exemptive relief from the SEC to permit ING Investments, with the approval of the Portfolio’s Board, to appoint an additional non-affiliated sub-adviser or replace a non-affiliated sub-adviser or to replace an existing sub-adviser with a non-affiliated sub-adviser, without submitting the contract to a vote of the Portfolio’s shareholders. The Portfolio will notify shareholders of any change in the identity of a sub-adviser of the Portfolio or the addition of a sub-adviser to the Portfolio. In this event, the name of the Portfolio and its investment strategies may also change.

Under the terms of a sub-advisory agreement, an agreement can be terminated by ING Investments or the Portfolio’s Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ING Investments may assume day-to-day investment management of the Portfolio.

Advisory Fees

ING Investments receives a monthly fee for its services based on the average daily net assets of the Portfolio.

The following table shows the aggregate annual advisory fee paid by the Portfolio for the most recent fiscal year as a percentage of the Portfolio’s average daily net assets:

Advisory Fees
Portfolio	(as a % of average daily net assets)
ING Global Real Estate	0.80%

For more information regarding the Board’s approval of the investment advisory and investment sub-advisory relationships, please refer to the Portfolios’ annual shareholder report dated December 31, 2007.

Taxes and Distributions

Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax adviser before investing.

The Portfolio intends to qualify as a regulated investment company (“RIC”) for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”), including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, the Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gain. The Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distribution of dividends and income from the Portfolio to the insurance company’s separate accounts.

Since the sole shareholders of the Portfolio will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the attached prospectus for the Policy.

See the SAI for further information about tax matters.

THE TAX STATUS OF YOUR INVESTMENT IN THE PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTRACT.

Performance of a Similarly Managed Mutual Fund

ING Global Real Estate Portfolio has substantially the same investment objective, policies and investment strategies as an existing mutual fund (“Comparable Fund”) that is sold directly to the public on a retail basis or through variable products and that is advised or sub-advised by ING CRES.

While the above-mentioned Portfolio is managed in a manner similar to that of the Comparable Fund whose historical performance is presented below, investors should be aware that the Portfolio is not the same fund and will not have the same performance. Investments made by the Portfolio at any given time may not be the same as those made by the Comparable Fund. Different performance will result due to factors such as differences in the cash flows into and out of the Portfolio, different fees and expenses, and differences in portfolio size and positions. In addition, you should note that the total operating expenses of the Comparable Fund may be lower than the total operating expenses of the Portfolio. In such instances, the performance of the Comparable Fund would be negatively impacted if the total operating expenses of the Portfolio had been used to compute the Comparable Fund’s performance.

The historical performance of the Comparable Fund is presented below. You should not consider the performance of the Comparable Fund as an indication of the future performance of the Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by the Comparable Fund and not those to be paid by the Portfolio. The figures do not reflect the deduction of any insurance fees or charges that are imposed by the insurance company in connection with its sale of Variable Contracts. You should refer to the separate account prospectuses, prospectus summary or disclosure statement describing the Variable Contracts for information pertaining to these insurance fees and charges. If the insurance fees or charges were included, the performance results would be lower. The results shown below reflect the reinvestment of dividends and distributions, and, aside from fee and expense differences, were calculated in the same manner that will be used by the Portfolio to calculate its own performance. Performance is net of all other fees including sales load. Please be advised that although only one Comparable Fund is shown for the Portfolio, the sub-adviser of the Portfolio may manage substantially similar mutual funds, the performance of which is not shown.

The following table shows the average annual total returns of the Comparable Fund for the stated periods ended December 31, 2007, as well as a comparison with the performance of the applicable benchmark.(1)

	1 Year	3 Years	5 Years	10 Years (or since inception)
ING Global Real Estate Fund - Class A (IGLAX)	(6.87)%	14.27%	23.50%	20.79	%(2)
(Comparable to ING Global Real Estate Portfolio)
S&P/CitiGroup World Property Industry Index.	(7.23)%	14.31%	23.53%	20.32	%(3)

(1)

The S&P CitiGroup World Property Industry Index is an unmanaged market-weighted total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities.

(2)	Fund commenced operations on November 5, 2001.

(3)	Index return is for period beginning November 1, 2001.

Financial Highlights

The following financial highlights table is intended to help you understand the Portfolio’s Class S shares’ financial performance for the past 5 years (or, if shorter, for the period of the Class’ operations). Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions), but does not include charges and expenses attributable to any insurance products and would be lower if they did. The information has been derived from the Portfolio’s financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Portfolio’s financial statements, are included in the annual shareholder report, which is available upon request.

ING Global Real Estate Portfolio

	Class S
	Year ended December 31,	January 3, 2006(1) to December 31, 2006
2008	2007
Per Share Operating Performance:
Net asset value, beginning of period	$13.41	10.00
Income (loss) from investment operations:
Net investment income	$0.17 *	0.16	*
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$(1.14)	3.59
Total from investment operations	$(0.97)	3.75
Less distributions from:
Net investment income	$0.32	0.24
Net realized gains on investments	$0.01	0.10
Return of capital	$0.04	—
Total distributions	$0.37	0.34
Net asset value, end of period	$12.07	13.41
Total Return(2)%	(7.29)	37.54
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$151,893	80,218
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	1.22	1.33
Net expenses after expense waiver(3)(4)%	1.15	1.17
Net investment income after expense waiver(3)(4)%	1.26	1.37
Portfolio turnover rate %	58	37

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Adviser has agreed to limit expenses, (excluding interest taxes, brokerage and extraordinary expense) subject to possible recoupment by ING Investment, LLC within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

TO OBTAIN

MORE INFORMATION

A Statement of Additional Information, dated April 28, 2008, has been filed with the SEC, and is made a part of this Prospectus by reference.

Additional information about the Portfolios’ investments is available in the Portfolios’ annual and semi-annual shareholder reports. In the annual shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during their last fiscal year and the independent registered public accounting firm’s report.

To obtain free copies of the ING Investors Trust’s annual and semi-annual shareholder reports and the Portfolios’ Statement of Additional Information or to make inquiries about the Portfolios, please write to the Trust at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, call 1-800-366-0066, or visit our website at www.ingfunds.com.

Information about the ING Investors Trust can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the ING Investors Trust are available on the EDGAR Database on the SEC’s Internet Site at http://www.sec.gov. You may obtain copies of information for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE Washington, D.C. 20549-0102.

04/28/08	SEC FILE NO. 811-05629